Exhibit 32.2

Certification of the Chief Financial Officer Pursuant to 18 U.S.C. Section 1350

In connection with the Quarterly Report on Form 10-Q/A for the fiscal quarter ended April 28, 2012 of Stein Mart, Inc. (the “Form 10-Q/A”), I, Gregory W. Kleffner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 3, 2013	/s/ Gregory W. Kleffner
Gregory W. Kleffner
Executive Vice President and Chief Financial Officer